UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: September 05, 2008 (Date of earliest event reported)
Natural Health Trends Corp. (Exact name of registrant as specified in its charter)

TX (State or other jurisdiction of incorporation)	0-26272 (Commission File Number)	59-2705336 (IRS Employer Identification Number)

2050 Diplomat Drive (Address of principal executive offices)		75234 (Zip Code)
(972) 241-4080 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 2, 2008, Natural Health Trends Corp. (the "Company") received a deficiency letter from The NASDAQ Stock Market indicating that it is not in compliance with the continued listing requirements on the NASDAQ Capital Market because, for the previous 30 consecutive business days, the bid price of its common stock had closed below the $1.00 minimum per share requirement for continued listing as set forth in Marketplace Rule 4310(c)(4). By NASDAQ rule, the Company will be provided 180 calendar days, or until March 9, 2009, to regain compliance with the bid price requirement. The deficiency letter has no effect on the listing of the Company's common stock at this time and its common stock will continue to trade on the NASDAQ Capital Market under the symbol "BHIP."
The letter also stated that the Company can regain compliance with the bid price requirement if, at any time before March 9, 2009, the bid price of its common stock closes at or above $1.00 per share for a minimum of ten consecutive business days. If the Company cannot demonstrate compliance by March 9, 2009, NASDAQ will determine whether it meets the NASDAQ Capital Market initial listing criteria set forth in Marketplace Rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, it will be provided an additional 180 calendar-day period to comply with the bid price requirement. If it is not eligible for this additional compliance period, the Company will be provided written notice that its securities will be delisted. At that time, the Company would have the right to appeal NASDAQ's determination to delist its securities to a listing qualifications panel, which would stay the effect of the delisting pending a hearing on the matter before the panel.
The Company intends to actively monitor the bid price for its common stock between now and March 9, 2008, and consider implementation of various options available to the company if its common stock does not trade at a level that is likely to regain compliance.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Natural Health Trends Corp. dated September 05, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 05, 2008	NATURAL HEALTH TRENDS CORP. By: /s/ Chris Sharng Chris Sharng President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Natural Health Trends Corp. dated September 05, 2008